Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
INCOME TAXES
INCOME TAXES
Loss before income tax expense (benefit) and equity in (loss) earnings of joint ventures consists of the following:

	For the year ended December 31,
	2011	2010	2009
In millions
U.S.	$(780.6)	$(157.8)	$(178.9)
Foreign	(603.5)	145.3	78.7
Total	$(1,384.1)	$(12.5)	$(100.2)

Income tax expense (benefit) consists of the following:

	Current	Deferred	Total
In millions
Year ended December 31, 2011:
U.S. Federal	$6.7	$37.2	$43.9
State and local	4.6	4.7	9.3
Foreign	15.9	4.0	19.9
Total	$27.2	$45.9	$73.1
Year ended December 31, 2010:
U.S. Federal	$(46.6)	$(29.6)	$(76.2)
State and local	(3.8)	(2.3)	(6.1)
Foreign	44.2	(15.2)	29.0
Total	$(6.2)	$(47.1)	$(53.3)
Year ended December 31, 2009:
U.S. Federal	$(25.0)	$(13.4)	$(38.4)
State and local	(2.4)	0.4	(2.0)
Foreign	9.0	(10.8)	(1.8)
Total	$(18.4)	$(23.8)	$(42.2)

Effective Tax Rate

Income tax expense (benefit) differed from the amounts computed by applying the U.S. federal income tax rate of 35% to loss before income taxes and equity in (loss) earnings of joint ventures. The “Effect of foreign operations” includes the net reduced taxation of foreign profits from combining jurisdictions with rates above and below the U.S. federal statutory rate and the impact of U.S. foreign tax credits.

	For the year ended December 31,
	2011	2010	2009
Income tax at federal statutory rate	(35.0)%	(35.0)%	(35.0)%
Increase (reduction) in income taxes:
Effect of foreign operations	19.3	(47.4)	(15.2)
Foreign incentives	(1.1)	(121.6)	(9.6)
Foreign repatriation	0.4	(91.7)	(1.8)
State income taxes, net of U.S. Federal benefit	0.7	(26.8)	(2.3)
Tax authority positions, net	1.2	(97.0)	22.1
Valuation allowance	15.1	—	—
Other, net	4.7	(6.9)	(0.3)
Effective tax expense (benefit) rate	5.3%	(426.4)%	(42.1)%

The 2011 net expense is primarily the result of charges taken to value certain deferred tax assets as a result of the continued decline in solar market conditions, the restructuring charges announced on December 8, 2011, and cumulative losses in the U.S. and certain foreign jurisdictions. The domestic impact is the combination of charges taken related to certain deferred tax assets and the impact, including foreign tax credits, of the deemed repatriation of the earnings of certain foreign subsidiaries. The foreign impact is a net tax expense lower than the U.S. federal income tax rate due to lower statutory tax rates, available tax incentives and reserves for uncertain tax positions. The 2010 net benefit is the result of a benefit associated with the mix of earnings and losses amongst domestic and foreign locations. The 2009 amount is a result of a benefit associated with net worldwide losses.
Certain of our Asian subsidiaries have been granted a concessionary tax rate of between 0% and 5% on all qualifying income for a period of up to five to ten years based on investments in certain plant and equipment and other development and expansion activities, resulting in a tax benefit for 2011, 2010 and 2009 of approximately $15.7 million, $15.0 million and $9.6 million, respectively. Under the awards, the income tax rate for qualifying income will be taxed at an incentive tax rate lower than the corporate tax rate. The Company is in compliance with the qualifying condition of their tax incentives. The last of these incentives will expire between 2012 and 2022.
During the quarter ended June 30, 2010, we concluded an Internal Revenue Service (“IRS”) examination for the 2006 and 2007 tax years and, as a result, we recorded favorable and unfavorable adjustments to our accrual for uncertain tax positions. We received proposed taxable income adjustments from the IRS related to various cost allocations and taxable income adjustments attributable to our foreign operations. The settlement of those positions resulted in an increase to the accrual of $29.9 million. The resolution of these matters resulted in an assessment of $31.6 million, which included penalties and interest of $5.0 million, net of $2.3 million of federal benefit. Additionally, MEMC had uncertain tax positions for deductions and tax credits that were effectively settled during the exam which reduced the accrual by $51.0 million. The net effect to our tax provision for the closure of the exam was a $15.5 million tax benefit.
We are currently under examination by the IRS for the 2008, 2009 and 2010 tax years. Additionally, due to the carryback of our 2009 net operating loss for utilization against the 2007 tax liability, the IRS has re-opened the 2007 tax year for further review. We believe it is reasonably possible that some portions of the examination could be completed within the next twelve months; however, the results of the examination and any potential settlement are not reasonably estimable at this time.
During 2009, we determined that the undistributed earnings of one of our foreign wholly-owned subsidiaries would be remitted to the U.S. in the foreseeable future. These earnings were previously considered permanently reinvested in the business, and the unrecognized deferred tax asset related to these earnings was not recognized. The deferred tax effect of this newly planned remittance was recorded as a discrete net income tax benefit in the amount of $2.4 million in the year ended December, 31 2009 and an additional benefit of $11.3 million for the year ended December 31, 2010. Due to the restructuring announcement made on December 8, 2011, we reviewed our policy for repatriation of all our subsidiaries. Based on this review, it was determined that the undistributed earnings of all our foreign subsidiaries are not expected to be remitted to the U.S. parent corporation in the foreseeable future, and the deferred tax benefit previously recorded of $13.4 million has been reversed. Federal and state income taxes have not been provided on accumulated but undistributed earnings of foreign subsidiaries aggregating approximately $1,031.6 million and $866.4 million at December 31, 2011 and 2010, respectively, because such earnings have been permanently reinvested in the business. The determination of the amount of the unrecognized deferred tax liability related to our undistributed earnings is not practicable.
Uncertain Tax Positions
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	For the year ended December 31,
	2011	2010
In millions
Beginning of year	$30.4	$69.4
Additions based on tax positions related to the current year	15.9	—
Reductions for tax positions of prior years	(0.1)	(14.7)
Reductions related to settlements with taxing authorities	—	(24.3)
End of year	$46.2	$30.4

At December 31, 2011 and 2010, we had $48.3 million and $32.1 million, respectively, of unrecognized tax benefits, net of federal, state and local deductions, associated with open tax years for which we are subject to audit in various federal, state and foreign jurisdictions. This also includes estimated interest and penalties. The current change to the reserve includes an increase of $15.7 million primarily related to taxable income adjustments attributable to foreign operations. For the year ended December 31, 2010, we recorded a decrease for the closure of the 2006/2007 examination in the U.S. of $51.0 million discussed above and an increase of $9.1 million related to various cost allocations and taxable income adjustments attributable to our foreign operations and current year interest. All of our unrecognized tax benefits at December 31, 2011 and 2010 would favorably affect our effective tax rate if recognized. We are subject to examination in various jurisdictions for the 2003 through 2010 tax years.
During the years ended December 31, 2011 and 2010, we recognized approximately $0.4 million and $0.8 million, respectively, in interest and penalties and had approximately $2.1 million and $1.7 million accrued at December 31, 2011 and 2010, respectively, for the payment of interest and penalties.
Deferred Taxes
The tax effects of the major items recorded as deferred tax assets and liabilities are:

	As of December 31,
	2011	2010
In millions
Deferred tax assets:
Inventories	$17.1	$9.1
Restructuring liabilities	42.5	—
Expense accruals	53.1	49.0
Solar energy systems	366.7	124.9
Property, plant and equipment	54.1	—
Pension, medical and other employee benefits	27.2	19.6
Foreign repatriation	3.4	9.1
Net operating loss carryforwards	91.5	60.9
Foreign tax credits	28.8	38.1
Other	42.8	26.7
Total deferred tax assets	727.2	337.4
Valuation allowance	(415.7)	(47.2)
Net deferred tax assets	311.5	290.2
Deferred tax liabilities:
Property, plant and equipment	—	(55.8)
Solar energy systems	(191.2)	(61.1)
Other	(12.4)	(0.6)
Total deferred tax liabilities	(203.6)	(117.5)
Net deferred tax assets	$107.9	$172.7

The solar energy systems deferred tax asset of $366.7 million is entirely associated with the Solar Energy segment. For tax purposes, income is recognized in the initial transaction year for all solar system sales and sale leasebacks; Note 2 discusses the book accounting for each of the different revenue recognition policies. The deferred tax asset represents the future disallowance of deferred book revenue recognized in post transaction years.
Our deferred tax assets and liabilities, netted by taxing location, are in the following captions in the consolidated balance sheet:

	As of December 31,
	2011	2010
In millions
Current deferred tax assets, net (recorded in prepaids and other current assets)	$63.1	$33.4
Non-current deferred tax assets, net	44.8	139.3
Total	$107.9	$172.7

Our net deferred tax assets totaled $107.9 million at December 31, 2011 compared to $172.7 million at December 31, 2010. In 2011, the decrease of $64.8 million in net deferred tax assets is primarily attributable to an increased valuation allowance of $368.5 million, partially offset by additional deferred tax assets associated with future disallowances of deferred book revenue for solar energy systems and restructuring actions. At December 31, 2011, we have valuation allowances of $415.7 million. We believe that it is more likely than not, with our projections of future taxable income in certain jurisdictions, that we will generate sufficient taxable income to realize the benefits of the net deferred tax assets of $107.9 million. At December 31, 2011, we had deferred tax assets associated with net operating loss carryforwards of $32.2 million in the U.S. and certain foreign jurisdictions; if unused, these will expire in 2030.